SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 29, 2003


                    FIRST HORIZON PHARMACEUTICAL CORPORATION
               (Exact name of registrant as specified in charter)


                        Commission File Number 000-30123



              DELAWARE                                    58-2004779
   (State or other jurisdiction of             (IRS Employer Identification No.)
           incorporation)


               6195 Shiloh Road
              Alpharetta, Georgia                               30005
   (Address of principal executive offices)                   (Zip Code)




        Registrant's telephone number including area code (770) 442-9707



  (Former name or former address, if changed since last report) Not Applicable

Item 9.  Other Events.

     On April 29, 2003, First Horizon Pharmaceutical Corporation issued a press release announcing the first quarter 2003 earnings release dates and providing preliminary information about first quarter operating results, a copy of which is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits

     (a) Financial Statements of Businesses Acquired

         Not Applicable

     (b) Pro Forma Financial Information

         Not Applicable

     (c) Exhibits:

Exhibit Number             Description
--------------             -----------
99.1                       Press Release dated April 29, 2003




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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FIRST HORIZON PHARMACEUTICAL CORPORATION



Date:  April 29, 2003                   By:  /s/ Darrell Borne
                                           -------------------------------------
                                           Darrell Borne
                                           Chief Financial Officer, Treasurer
                                           and Secretary





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